Exhibit 10.46

AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 4, dated as of October 14, 2005 (this “Amendment”), to the Credit and Guaranty Agreement, dated as of October 17, 2002, among WellChoice, Inc., as Borrower and guarantor thereunder, Empire HealthChoice Assurance, Inc. and Empire HealthChoice HMO, Inc., as Applicants, the Lenders party thereto, The Bank of New York, as Issuing Bank, HSBC Bank USA and Wachovia Bank, National Association, as Co-Syndication Agents, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified, the “Credit and Guaranty Agreement”).

RECITALS

A. Terms defined in the Credit and Guaranty Agreement are used herein with the same meanings.

B. The Borrower has requested that the Administrative Agent agree to amend the Credit and Guaranty Agreement as described below, and the Administrative Agent is willing to so agree subject to the terms and conditions contained in this Amendment.

Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

1. The defined term “Maturity Date” contained in Section 1.1 of the Credit and Guaranty Agreement is hereby amended by replacing the date “October 14, 2005” with the date “October 13, 2006”.

2. Section 3.3(b) of the Credit and Guaranty Agreement is hereby amended by replacing the percentage “0.125%” with the percentage “0.100%”.

3. Paragraphs 1 and 2 above shall not be effective until such time, if any, as each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received from each of the Loan Parties and the Lenders either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment;

(b) the Administrative Agent shall have received a certificate signed by the Secretary or an Assistant Secretary of the Borrower, attaching a true and complete copy of the resolutions (or excerpts thereof) of its Board of Directors and of all documents, if any, evidencing other corporate action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the transactions contemplated hereby; and

(c) the Administrative Agent shall have received all fees and other amounts, if any, payable by the Loan Parties under the Loan Documents or otherwise in connection with this Amendment that are due on or before the date hereof.

4. Each of the Loan Parties hereby (i) reaffirms and admits, on and as of the date hereof and, in addition, immediately after giving effect to paragraphs 1 and 2 above, the validity and enforceability of each Loan Document to which it is party and its obligations thereunder, and agrees and admits that, on and as of the date hereof and, in addition, immediately after giving effect to paragraphs 1 and 2 above, it has and shall have no defense to or offset against any such obligation and (ii) represents and warrants that, on and as of the date hereof and, in addition, immediately after giving effect to paragraphs 1 and 2 above, (a) it is and shall be in compliance with all of the terms, covenants and conditions of each Loan Document to which it is a party, (b) there exists and shall exist no Default or Event of Default and (c) the representations and warranties made by it in each Loan Document are and shall be true and correct.

5. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

6. Each Loan Document shall in all other respects remain in full force and effect, and no amendment, supplement, consent, waiver or other modification herein in respect of any term or condition of any Loan Document shall be deemed to be an amendment, supplement, consent, waiver or other modification in respect of any other term or condition of any Loan Document.

7. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

2

WELLCHOICE, INC.

AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WELLCHOICE, INC.

By:	/s/ JOHN W. REMSHARD
Name:	John W. Remshard
Title:	SVP–Chief Financial Officer

EMPIRE HEALTHCHOICE ASSURANCE, INC.

By:	/s/ JOHN W. REMSHARD
Name:	John W. Remshard
Title:	SVP–Chief Financial Officer

EMPIRE HEALTHCHOICE HMO, INC.

By:	/s/ JOHN W. REMSHARD
Name:	John W. Remshard
Title:	SVP–Chief Financial Officer

WELLCHOICE, INC.

AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT

THE BANK OF NEW YORK, individually, as Issuing Bank and as Administrative Agent

By:	/s/ WILLIAM M. BARNUM, JR.
Name:	William M. Barnum, Jr.
Title:	Vice President

WELLCHOICE, INC.

AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT

CONSENTED AND AGREED TO:

HSBC BANK USA

By:	/s/ Peter J. Dawson
Name:	Peter J. Dawson
Title:	SVP

WELLCHOICE, INC.

AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT

CONSENTED AND AGREED TO:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ JAMES S. CONVILLE
Name:	James S. Conville
Title:	Assistant Vice President

WELLCHOICE, INC.

AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT

CONSENTED AND AGREED TO:

MERRILL LYNCH BANK USA

By:	/s/ LOUIS ALDER
Name:	Louis Alder
Title:	Director

WELLCHOICE, INC.

AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT

CONSENTED AND AGREED TO:

JPMORGAN CHASE BANK, N.A.

By:	/s/ HEATHER LINDSTROM
Name:	Heather Lindstrom
Title:	Vice President